Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2015
Basis of Presentation and General Information
Basis of Presentation and General Information:
1. Basis of Presentation and General Information:

The accompanying consolidated financial statements include the accounts of DryShips Inc. and its subsidiaries (collectively, the "Company" or "DryShips"). DryShips was formed on September 9, 2004, under the laws of the Republic of the Marshall Islands. The Company is a provider of international seaborne dry cargo and offshore support services and through June 8, 2015, also provided drilling services through Ocean Rig UDW Inc. (“Ocean Rig”) (Note 2).

Customers individually accounting for more than 10% of the Company's voyage revenues and drilling revenues during the years ended December 31, 2013, 2014 and 2015, were as follows:

	Year ended December 31,
	2013	2014	2015
Customer A - Drilling segment	-	12%	12%
Customer B - Drilling segment	26%	15%	14%
Customer C - Drilling segment	-	-	11%
Customer D - Drilling segment	-	12%	10%
Customer E - Drilling segment	11%	10%	10%
Customer F - Drilling segment	14%	25%	10%

Certain prior period amounts have been reclassified to conform to the current year presentation including reclassifications between prepayments and advances, accounts payables, accrued liabilities and due from related parties.

On March 11, 2016, the Company effected a 25:1 reverse stock split (Note 21) on its issued and outstanding common stock. In connection with the reverse stock split seven fractional shares were issued. All share and per share amounts disclosed in the consolidated financial statements and notes give effect to this reverse stock split retroactively, for all periods presented.